UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2007

NORTHERN OIL AND GAS, INC.
(Name of small business issuer in its charter)

Nevada	000-30955	87-0645378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Lake Street West, Suite 300 Wayzata, MN	55391
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 476-9800

Copies of Communications to:
Best & Flanagan LLP
Attention: Ross C. Formell
225 South Sixth Street, Suite 4000
Minneapolis, Minnesota 55402
(612) 339-7121
Fax (612) 339-5897

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01 - Regulation FD Disclosure

Registrant is disclosing the quarterly financial information attached as Exhibit 99.1 at the Independent Petroleum Association of America Oil and Gas Investment Symposium in New York on Monday, April 23, 2007.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

Exhibit 99.1 - Certain Financial Information for the quarter ended March 31, 2007.

Exhibit Number	Description
99.1	Certain Financial Information for the quarter ended March 31, 2007

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK;
SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN OIL AND GAS, INC.

By:	/s/ Michael Reger
Michael Reger, Chief Executive Officer

Date: April 23, 2007